UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07358

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)        (Zip code)

Alan M. Meder	Lawrence R. Hamilton
Duff & Phelps Utility and Corporate Bond Trust Inc.	Mayer Brown LLP
200 South Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 338-8214

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

Board of Directors

David J. Vitale, Chairman

Nancy Lampton, Vice Chairperson

Stewart E. Conner

Robert J. Genetski

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain, CFA

Christian H. Poindexter

Carl F. Pollard

Officers

Nathan I. Partain, CFA

President & Chief Executive Officer

T. Brooks Beittel, CFA

Senior Vice President & Secretary

Daniel J. Petrisko, CFA

Vice President & Chief Investment Officer

Alan M. Meder, CFA, CPA

Treasurer & Assistant Secretary

Joyce B. Riegel

Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

Call toll-free (800) 338-8214

www.dpimc.com

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC

500 West Jefferson Street

Louisville, KY 40202

Call toll-free (888) 878-7845

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005

Transfer Agent

Computershare

250 Royall Street

Canton, MA 02021

Call toll-free (866) 221-1681

Independent Registered Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

Duff & Phelps

Utility and

Corporate

Bond Trust Inc.

SEMI-ANNUAL REPORT

JUNE 30, 2013

August 8, 2013

Dear Fellow Shareholders:

YOUR FUND’S PERFORMANCE

During the first half of 2013 the performance of leveraged bond funds, including Duff & Phelps Utility and Corporate Bond Trust Inc. (the “DUC Fund”), was hurt by concerns about the possibility of an earlier than expected end to the Federal Reserve’s bond buying program and a resultant rise in interest rates. A perception by investors that the U.S. economic recovery might now be self-sustaining fueled speculation that the Federal Reserve might begin paring back its extraordinary monetary stimulus. Public concern about future monetary policy led many investors to reduce their exposure to fixed income investments, putting upward pressure on interest rates. As a result, the DUC Fund, along with the more interest rate sensitive sectors of the bond market, posted weak returns.

The following table compares the performance of the DUC Fund to a broad based investment grade bond market benchmark. It is important to note that the index returns stated below include no fees or expenses, whereas the DUC Fund’s net asset value (“NAV”) returns are net of fees and expenses.

Total Return[i] (For the period indicated through June 30, 2013)
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
DUC Fund (NAV)ii	(2.60)%	1.62%	5.03%	6.74%
DUC Fund (Market Price)ii	(7.42)%	(5.60)%	2.89%	8.05%
Barclays U.S. Aggregate Bond Indexiii	(2.44)%	(0.69)%	3.51%	5.19%

[i]	Past performance is not indicate of future results. Current performance may be lower or higher than performance in historical periods.
ii

Source: Administrator of the DUC Fund. Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the DUC Fund’s dividend reinvestment plan. Total return on NAV uses the same methodology, but with use of NAV for beginning, ending and reinvestment values.

iii	Source: Bloomberg L.P.

Based on the June 30, 2013 closing price of $10.95 and a monthly distribution of $0.07 per share, the DUC Fund common stock had an annualized distribution rate of 7.67%. Please refer to the portion of this letter captioned “ABOUT YOUR FUND” for important information about the sources and characterizations of the DUC Fund’s distributions.

MARKET OVERVIEW AND OUTLOOK

U.S. gross domestic product continued to grow modestly during the first half of 2013. Although rising home prices and improved household balance sheets provided a boost to consumers, stubbornly high unemployment and stagnant wages appeared to dampen spending. In spite of improving economic conditions for many municipalities, state and local government finances remained under pressure. The prospect of automatic tax increases and reductions in federal spending, known as the U.S. “fiscal cliff,” added to uncertainty at the national level. Despite sound fundamentals and large cash reserves, many corporations remained cautious and reluctant to meaningfully increase capital spending or hiring due to regulatory and tax uncertainty and fragile overseas demand. At the same time, the continuation of recessionary tones in Europe and modest expansion in developing economies reduced prospects for global growth.

During the first half of 2013, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets monetary policy, reaffirmed its commitment to an accommodative monetary policy. Accordingly, the

FOMC held the federal funds rate to a “target range” of zero to 0.25%. Nonetheless, interest rates rose as investors speculated that the Federal Reserve’s bond buying program, which was intended to lower borrowing costs and push up asset prices, may be ending sooner than expected. Over the first half of the year the U.S. Treasury yield curve shifted upward and yields increased by 11 basis points on two-year maturities, by 73 basis points on ten-year maturities and by 55 basis points on thirty-year maturities. Consequently, most sectors of the broader fixed income markets posted negative returns for the first half of 2013.

We believe the U.S. economy remains on track to experience positive though moderate growth over the next few quarters. While the housing sector is showing signs of recovery and job growth has stabilized (albeit at modest levels), waning fiscal stimulus and sluggish global growth will likely keep the U.S. recovery slow and uneven. The FOMC recently stated that it sees “the downside risks to the outlook for the economy and the labor market as having diminished,” while commenting that “longer-term inflation expectations have remained stable.” The FOMC also indicated that it expects that a highly accommodative stance of monetary policy will remain appropriate for a considerable time even after its bond buying program ends. Therefore, we believe that stubbornly high unemployment and moderate inflation make it likely that the FOMC’s accommodative monetary policy will continue for the foreseeable future.

If the U.S. economy continues to post sub-par growth and investors continue to debate the eventual tapering of bond purchases by the Federal Reserve, the fixed income market is likely to remain volatile and sensitive to the tone of economic data. In the near term, we expect that a tepid U.S. economic recovery and moderate inflation will limit upward pressure on U.S. Treasury yields. Longer term, a self-sustaining economic recovery and growing inflation expectations could set the stage for a further rise in interest rates. If that happens, the total return of leveraged bond funds, like the DUC Fund, would likely be further reduced.

ABOUT YOUR FUND

The DUC Fund seeks to provide investors with a stable monthly distribution that is primarily derived from current fiscal year net investment income. At times a portion of the monthly distribution could be derived from realized capital gains, and to the extent necessary, a return of capital, in which case the DUC Fund is required to inform shareholders of the sources of the distribution based on U.S. generally accepted accounting principles (“GAAP”). A return of capital distribution does not necessarily reflect the DUC Fund’s investment performance and should not be confused with “yield” or “income”. A return of capital may occur, for example, when some of the money that is invested in the Fund is paid back to the investor. Based on GAAP, for the six month period ended June 30, 2013, 55% of the total distributions were attributable to current year net investment income and 45% were in excess of current year net investment income and were therefore attributable to a return of capital. The characterization of the distributions for GAAP purposes and federal income tax purposes differ, primarily because of a difference in the tax and GAAP accounting treatment of amortization for premiums on fixed income securities. As of the date of this letter, for federal income tax purposes the DUC Fund estimates that its current year distributions will be derived entirely from net investment income. In early 2014, a form 1099-DIV will be sent to shareholders which will state the amount and tax characterization of the DUC Fund’s 2013 distributions.

The use of leverage enables the DUC Fund to borrow at short-term rates and invest at long-term rates. As of June 30, 2013, the DUC Fund’s leverage consisted of Auction Market Preferred Shares (“AMPS”) in the amount of $47.5 million and senior debt in the amount of $142.5 million. On that date, the total amount of leverage represented by the AMPS and senior debt constituted approximately 38% of the DUC Fund’s total assets. The amount and type of leverage used is reviewed periodically by the Board of Directors based on the DUC Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the DUC Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the DUC Fund. However, there is no assurance that this will continue to be the case in the future. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the DUC Fund could potentially be modified or eliminated.

The DUC Fund does not currently use derivatives and has no investments in complex securities or structured investment vehicles. However, due to the inherent interconnectivity of today’s financial markets, corporate bond investors are faced with the task of identifying and quantifying counterparty risk among both financial and non-financial companies. Due to the DUC Fund’s mandated exposure to the credit markets, any disruptions in the broader credit markets could materially and adversely impact the valuation of the investments held in the DUC Fund. It is impossible for the DUC Fund to be completely insulated from turmoil in the global financial markets. However, management believes that over the long term the diversification of the portfolio across sectors and issuers, in addition to the conservative distribution of the DUC Fund’s assets along the yield curve, should help limit volatility to some degree.

In addition to the risk of disruptions in the broader credit market, an environment of relatively low interest rates adds a significant element of reinvestment risk to bond funds including the DUC Fund. If bonds held in a portfolio mature during a period of low interest rates, the proceeds may need to be reinvested in lower yielding securities. Therefore, a prolonged period of low interest rates and modest reinvestment opportunities has the potential to adversely impact both the earnings and distribution policy of the DUC Fund going forward.

THE ANNUAL SHAREHOLDER MEETING

The annual meeting of the DUC Fund’s shareholders was held on May 9, 2013 at 200 S. Wacker Drive, Chicago, Illinois. At that meeting, holders of the DUC Fund’s common and preferred stock voting together as a single class re-elected Robert J. Genetski, Philip R. McLoughlin and Nathan I. Partain as directors for terms expiring in 2016.

DiVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DIRECT DEPOSIT

For those of you receiving dividends in cash, you may want to consider taking advantage of the dividend reinvestment and cash purchase plan (the “Plan”) available to all registered shareholders of the DUC Fund. Under the Plan, the DUC Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the DUC Fund. Also, the cash purchase option permits participants to purchase shares in the open market through the Plan Agent. Additional information about the Plan is available from the Plan Agent, Computershare, at 1-866-221-1681 or www.computershare.com/investor.

For those shareholders receiving dividend checks, you may want to consider having your monthly dividends deposited, free of charge, directly into your bank account through electronic funds transfer. Direct deposit provides the convenience of automatic and immediate access to your funds, while eliminating the possibility of mail delays and lost, stolen or destroyed checks. Additional information about direct deposit is available from Computershare, at 1-866-221-1681 or www.computershare.com/investor.

For more information about the DUC Fund, shareholders can access www.ducfund.com.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Daniel J. Petrisko, CFA	Nathan I. Partain, CFA
Chief Investment Officer	Director, President & CEO

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The DUC Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS

June 30, 2013

(Unaudited)

Principal Amount (000)	Description	Value (Note 1)
	LONG-TERM INVESTMENTS—153.8%
	U.S. Government and Agency Mortgage-Backed Securities—0.3%
	Federal National Mortgage Association, Pass-Through Certificates,
$125	8.00%, 10/01/30	$151,097
434	7.00%, 12/01/31	506,873
	Government National Mortgage Association Pass-Through Certificates,
11	7.00%, 3/15/26	12,581
45	8.00%, 11/15/30	51,789
31	8.00%, 2/15/31	31,918

	Total U.S. Government and Agency Mortgage-Backed Securities (Cost $658,575)	754,258

	Corporate Bonds—151.4%
	Financial—37.0%
5,000	American Express Co.,
	6.15%, 8/28/17 (a)	5,799,470
5,000	Bank of America Corp.,
	6.50%, 8/01/16 (a)	5,641,215
6,000	Caterpillar Financial Services Corp.,
	6.125%, 2/17/14 (a)	6,213,246
5,000	DaimlerChrysler North America Holding Corp.,
	6.50%, 11/15/13	5,105,060
5,000	Duke Realty Limited Partnership,
	6.75%, 3/15/20	5,745,895
5,000	The Goldman Sachs Group, Inc.,
	5.50%, 11/15/14 (a)	5,285,775
5,000	HCP, Inc.,
	6.00%, 1/30/17	5,613,465
5,000	JPMorgan Chase & Co.,
	6.00%, 1/15/18	5,711,550
5,000	Kimco Realty Corp.,
	5.584%, 11/23/15 (a)	5,475,270
5,000	Liberty Property L.P.,
	5.125%, 3/02/15	5,291,090
5,000	Mack-Cali Realty L.P.,
	5.125%, 1/15/15	5,262,200
5,000	MetLife, Inc.,
	5.50%, 6/15/14 (a)	5,230,475
6,000	Morgan Stanley,
	6.00%, 4/28/15 (a)	6,435,780

Principal Amount (000)	Description	Value (Note 1)
$5,000	National City Corp.,
	6.875%, 5/15/19 (a)	$5,988,035
5,000	Northern Trust Corp.,
	5.50%, 8/15/13 (a)	5,031,530
5,000	ProLogis L.P.,
	5.75%, 4/01/16 (a)	5,492,585
5,000	Realty Income Corp.,
	6.75%, 8/15/19 (a)	5,906,370
5,000	Simon Property Group, L.P.,
	5.25%, 12/01/16 (a)	5,590,590
6,000	US Bank, N.A.,
	4.95%, 10/30/14	6,334,260
6,000	Wachovia Bank NA,
	6.00%, 11/15/17 (a)(b)	6,853,350

		114,007,211

	Industrial—20.7%
1,348	ConocoPhillips
	4.75%, 2/01/14	1,380,911
6,000	Dow Chemical Company,
	9.00%, 4/01/21	7,593,960
7,000	Hewlett-Packard Co.,
	6.125%, 3/01/14 (a)	7,238,196
5,000	Sun Company, Inc.,
	9.00%, 11/01/24	6,101,297
5,000	Target Corp.,
	6.00%, 1/15/18 (a)	5,882,165
5,275	Tele-Communications, Inc.,
	10.125%, 4/15/22 (a)(b)	7,234,631
3,200	Tele-Communications, Inc.,
	9.875%, 6/15/22 (a)(b)	4,319,082
5,000	Time Warner Cable, Inc.,
	7.50%, 4/01/14	5,245,030
5,000	Time Warner, Inc.,
	9.15%, 2/01/23	6,800,505
5,000	Wal-Mart Stores, Inc.,
	6.75%, 10/15/23	6,351,595
5,000	Xerox Corp.,
	6.35%, 5/15/18	5,736,485

		63,883,857

	Telephone—5.4%
5,000	Deutsche Telekom International Finance,
	5.25%, 7/22/13 (Netherlands)	5,011,845
6,000	Rogers Communications, Inc.,
	7.50%, 3/15/15 (Canada) (a)	6,646,218

The accompanying notes are an integral part of these financial statements.

4

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013

(Unaudited)

Principal Amount (000)	Description	Value (Note 1)
$5,000	Vodafone Group PLC,
	5.00%, 12/16/13 (United Kingdom)	$5,101,570

		16,759,633

	Utilities—88.3%
5,000	American Water Capital Corp.,
	6.085%, 10/15/17	5,772,500
5,000	American Water Capital Corp.,
	6.593%, 10/15/37	6,241,815
5,000	Arizona Public Service Co.,
	6.875%, 8/01/36	6,265,265
10,000	CalEnergy Company, Inc.,
	8.48%, 9/15/28 (a)(b)	13,411,660
5,000	CenterPoint Energy Resources Corp.,
	6.00%, 5/15/18	5,867,735
10,713	Cleveland Electric Illumination Co.,
	8.875%, 11/15/18 (a)(b)	13,942,134
5,000	Commonwealth Edison Co.,
	6.95%, 7/15/18 (a)	5,945,130
5,000	Consolidated Edison Company of New York Inc.,
	5.85%, 4/01/18 (a)	5,870,060
5,000	Dominion Resources, Inc.
	5.15%, 7/15/15 (a)	5,409,520
8,000	EQT Corporation,
	8.125%, 6/01/19 (a)(b)	9,765,024
10,000	Entergy Texas, Inc.,
	7.125%, 2/01/19 (a)(b)	11,940,730
5,000	Enterprise Products Operating LLC
	6.50%, 1/31/19	5,972,100
5,475	Exelon Generation Co. LLC,
	6.20%, 10/01/17 (a)	6,264,895
7,750	FPL Group Capital Inc.,
	7.875%, 12/15/15 (a)(b)	8,991,697
10,000	Hydro-Quebec,
	7.50%, 4/01/16 (Canada) (a)(b)	11,712,430
8,115	Indiana Michigan Power Co.,
	7.00%, 3/15/19 (a)(b)	9,762,248
5,000	Kinder Morgan Energy Partners, L.P.,
	7.75%, 3/15/32 (a)	6,194,135
3,500	Magellan Midstream Energy Partners, L.P.,
	6.40%, 7/15/18	4,153,135

Principal Amount (000)	Description	Value (Note 1)
$5,000	Magellan Midstream Energy Partners, L.P.,
	6.55%, 7/15/19	$5,952,450
7,000	National Fuel Gas Co.
	6.50%, 4/15/18 (a)	8,145,585
6,000	National Grid PLC
	6.30%, 8/01/16 (United Kingdom)	6,791,412
4,270	National Rural Utilities Cooperative Finance Corp.,
	5.50%, 7/01/13	4,270,000
5,000	Nevada Power Company
	7.125%, 3/15/19	6,200,855
5,000	Oncor Electric Delivery Co., LLC,
	7.00%, 9/01/22 (a)	6,217,570
9,441	ONEOK Partners, L.P.,
	6.15%, 10/01/16 (a)(b)	10,771,275
5,230	PPL Energy Supply LLC,
	6.50%, 5/01/18 (a)	6,065,189
5,000	PSEG Power LLC,
	5.32%, 9/15/16 (a)(b)	5,549,830
10,000	Progress Energy, Inc.,
	7.05%, 3/15/19 (a)(b)	12,131,550
8,000	Sempra Energy
	6.15%, 6/15/18 (a)(b)	9,356,504
7,785	South Carolina Electric & Gas Co.,
	6.50%, 11/01/18 (a)(b)	9,464,365
7,000	Spectra Energy Capital LLC,
	6.20%, 4/15/18 (a)(b)	8,164,772
10,000	Trans-Canada Pipelines Limited,
	9.875%, 1/01/21 (Canada) (a)(b)	13,935,130
8,571	Williams Partners L.P.,
	7.25%, 2/01/17 (a)	9,969,367
5,000	Xcel Energy, Inc.,
	5.613%, 4/01/17 (a)	5,621,930

		272,089,997

	Total Corporate Bonds (Cost $437,074,046)	466,740,698

	Asset-Backed Securities—1.7%
5,000	Detroit Edison Securitization Funding LLC 2001-1 A6,
	6.62%, 3/01/16	5,285,045
	Total Asset-Backed Securities (Cost $5,215,091)	5,285,045

The accompanying notes are an integral part of these financial statements.

5

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013

(Unaudited)

Shares	Description	Value (Note 1)
	Non-Convertible Preferred Stock—0.4%
	Financial—0.4%
50,000	Vornado Realty Trust, Series I,
	6.625%	$1,264,000
	Total Non-Convertible Preferred Stock (Cost $1,175,000)	1,264,000

	TOTAL INVESTMENTS—153.8%
	(Cost $444,122,712)	474,044,001

	Other assets in excess of liabilities—7.8%	24,221,611
	Borrowings—(46.2)%	(142,500,000)
	Auction market preferred shares—(15.4)%	(47,500,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100%	$308,265,612

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund's investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund's investments at June 30, 2013:

	Level 1	Level 2
Asset-backed securities	$—	$5,285,045
Corporate bonds	—	466,740,698
Non-convertible preferred stock	1,264,000	—
U.S. Government and Agency mortgage-backed securities	—	754,258

Total	$1,264,000	$472,780,001

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at June 30, 2013.

The accompanying notes are an integral part of these financial statements.

6

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013

(Unaudited)

Summary of Ratings as a Percentage of

Long-Term Investments

At June 30, 2013

(Unaudited)

Rating *	%
AAA	1.3%
AA	1.3%
A	25.4%
BBB	72.0%

100.0%

*	Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s Investors Service Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available.

Sector Allocation as a Percentage

of Total Investments at June 30, 2013

The accompanying notes are an integral part of these financial statements.

7

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

(Unaudited)

ASSETS:

Investments at value (cost $444,122,712) including $135,753,751 of securities loaned	$474,044,001

Cash	17,088,412

Receivables:

Interest	7,444,586

Dividends	20,703

Prepaid expenses	21,184

Total assets	498,618,886

LIABILITIES:

Borrowings (Note 9)	142,500,000

Investment advisory fee (Note 3)	208,184

Administrative fee (Note 3)	36,428

Interest on borrowings (Note 9)	17,786

Dividends payable on auction market preferred shares	6,572

Accrued expenses	84,304

Total liabilities	142,853,274

Auction market preferred shares (1,900 shares issued and outstanding, liquidation preference $25,000 per share) (Note 7)	47,500,000

NET ASSETS APPLICABLE TO COMMON STOCK	$308,265,612

CAPITAL:

Common stock, $0.01 par value per share, 599,992,400 shares authorized, 27,494,683 shares issued and outstanding	$274,947

Additional paid-in capital	357,367,604

Accumulated distributions in excess of net investment income	(15,655,347)

Accumulated net realized loss on investments	(63,642,880)

Net unrealized appreciation on investments	29,921,288

Net assets applicable to common stock	$308,265,612

NET ASSET VALUE PER SHARE OF COMMON STOCK	$11.21

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2013

(Unaudited)

INVESTMENT INCOME:

Interest	$9,230,752

Dividends	41,875

Securities lending income, net	34,664

Total investment income	9,307,291

EXPENSES:

Investment advisory fees (Note 3)	1,273,035

Interest expense and fees (Note 9)	991,177

Administrative fees (Note 3)	224,543

Directors’ fees	67,747

Professional fees	51,525

Reports to shareholders	43,750

Broker-dealer commissions—auction market preferred shares	35,823

Custodian fees	27,150

Transfer agent fees	14,000

Other expenses	42,993

Total expenses	2,771,743

Net investment income	6,535,548

REALIZED AND UNREALIZED GAIN (LOSS):

Net realized gain on investments	17,440

Net change in unrealized appreciation (depreciation) on investments	(14,487,824)

Net realized and unrealized gain (loss) on investments	(14,470,384)

DISTRIBUTIONS ON AUCTION MARKET PREFERRED SHARES FROM:

Net investment income	(398,997)

Total distributions	(398,997)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$(8,333,833)

The accompanying notes are an integral part of these financial statements.

8

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2013 (Unaudited)	For the year ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:

Net investment income	$6,535,548	$13,535,153

Net realized gain (loss)	17,440	(205,421)

Net change in unrealized appreciation (depreciation)	(14,487,824)	16,145,020

Distributions on auction market preferred shares from net investment income	(398,997)	(1,429,414)

Benefit to common shareholders from tender offer for auction market preferred shares (Note 8)	—	217,000

Net increase (decrease) in net assets applicable to common stock resulting from operations	(8,333,833)	28,262,338

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:

And in excess of net investment income	(11,538,030)	(23,005,876)

FROM CAPITAL STOCK TRANSACTIONS:

Shares issued to common stockholders from dividend reinvestment of 46,530 shares and 111,626 shares, respectively	548,697	1,331,861

Net increase in net assets derived from capital stock transactions	548,697	1,331,861

Total increase (decrease) in net assets	(19,323,166)	6,588,323

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:

Beginning of period	327,588,778	321,000,455

End of period (including distributions in excess of net investment income of ($15,655,347) and ($12,055,912))	$308,265,612	$327,588,778

The accompanying notes are an integral part of these financial statements.

9

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

STATEMENT OF CASH FLOWS

For the six months ended June 30, 2013

INCREASE (DECREASE) IN CASH—

Cash flows provided by (used in) operating activities:

Interest and dividends received	$13,905,055

Operating expenses paid	(2,005,731)

Interest expense paid	(812,604)

Dividends paid on preferred stock	(401,393)

Purchase of investment securities	(18,867,400)

Proceeds from sales and maturities of investment securities	22,394,173

Net cash provided by operating activities	14,212,100

Cash flows provided by (used in) financing activities:

Dividends paid on common stock	(11,538,030)

Proceeds from issuance of common stock under dividend reinvestment plan	548,697

Net cash used in financing activities	(10,989,333)

Net increase in cash	3,222,767

Cash at beginning of period	13,865,645

Cash at end of period	$17,088,412

Reconciliation of net decrease in net assets resulting from operations to net cash provided from operating activities—

Net decrease in net assets resulting from operations	$(8,333,833)

Decrease in investments	3,526,773

Amortization of premiums and discounts on debt securities	4,653,982

Net realized gain on investments	(17,440)

Net change in unrealized depreciation on investments	14,487,824

Increase in interest and dividends receivable	(57,272)

Decrease in interest payable on borrowings	(541)

Decrease in accrued expenses	(47,393)

Total adjustments	22,545,933

Net cash provided by operating activities	$14,212,100

The accompanying notes are an integral part of these financial statements.

10

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

FINANCIAL HIGHLIGHTS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended June 30, 2013 (Unaudited)		For the year ended December 31,
PER SHARE DATA:			2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.93		$11.74	$11.71	$11.70	$10.61	$11.65

Net investment income(1)	0.24		0.49	0.53	0.66	0.77	0.84
Net realized and unrealized gain (loss)	(0.53)		0.58	0.39	0.24	1.22	(0.83)
Distributions on auction market preferred shares from:
Net investment income	(0.01)		(0.05)	(0.05)	(0.05)	(0.07)	(0.27)
Benefit to common shareholders from tender offer for auction market preferred shares	—		0.01	—	—	—	—

Net increase (decrease) from investment operations	(0.30)		1.03	0.87	0.85	1.92	(0.26)

Distributions on common stock from and in excess of:
Net investment income	(0.42)		(0.84)	(0.84)	(0.84)	(0.83)	(0.78)

Net asset value, end of period	$11.21		$11.93	$11.74	$11.71	$11.70	$10.61

Per share market value, end of period	$10.95		$12.26	$12.04	$11.39	$12.29	$10.11

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:(2)
Total expenses	1.73	%(4)	1.79%	1.86%	1.89%	2.12%	1.37%
Net investment income	4.09	%(4)	4.15%	4.51%	5.53%	6.82%	7.42%
SUPPLEMENTAL DATA:
Total return on market value(3)	(7.42)%		9.23%	13.79%	(0.61)%	30.69%	5.30%
Total return on net asset value(3)	(2.60)%		9.01%	7.66%	7.61%	18.62%	(2.41)%
Portfolio turnover rate	4%		14%	36%	37%	23%	12%
Asset coverage ratio on preferred stock, end of period	749%		790%	438%	437%	435%	251%
Asset coverage ratio on borrowings, end of period	350%		363%	538%	537%	535%	—
Net assets applicable to common stock, end of period (000's omitted)	$308,266		$327,589	$321,000	$319,922	$318,393	$287,426

(1)	Based on average number of shares of common stock outstanding.
(2)

Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividends paid on auction market preferred shares.

(3)

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund's dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

11

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

(Unaudited)

Note 1. Organization

Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) was incorporated in Maryland on November 23, 1992 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek high current income consistent with investing in securities of investment-grade quality.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Securities Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the pricing date at the close of the exchange representing the principal market for such securities and are classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, which approximates fair value and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are generally classified as Level 2 or 3 based on the valuation inputs.

B. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise tax is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended December 31, 2012 are subject to such review.

D. Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions on the Fund’s preferred shares are accrued on a daily basis and are determined as described in Note 7.

The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

June 30, 2013

(Unaudited)

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements

A. Advisor: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”).

The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Administrator: The Fund has an Administration Agreement with J.J.B. Hilliard, W.L. Lyons, LLC (“Hilliard”). The administration fee is payable monthly at an annual rate of 0.14% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

C. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended June 30, 2013 were $67,747.

D. Affiliated Shareholders: At June 30, 2013, Virtus Partners Inc. (a wholly owned subsidiary of Virtus) held 38,743 shares of the Fund. This represents 0.14% of the Fund’s outstanding shares on this date. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding U.S. Government and agency mortgage-backed securities) for the six months ended June 30, 2013 aggregated $18,867,400 and $22,304,970, respectively. For the six months ended June 30, 2013, the Fund had purchases and sales of $-0- and $89,203 respectively, of U.S. Government and agency mortgage-backed securities.

Note 5. Distributions and Tax Information

At December 31, 2012, the Fund’s most recent fiscal tax year-end, the federal tax cost of the Fund’s investments and the aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$472,589,585	$30,293,327	($6,187,772)	$24,105,555

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

June 30, 2013

(Unaudited)

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

12/31/2012
Distributions paid from:
Ordinary income	$24,435,290

Total distributions	$24,435,290

The tax character of the distributions paid in 2013 will be determined at the Fund’s fiscal year end, December 31, 2013.

At December 31, 2012, the Fund had a net capital loss carryforward of $61,858,275 which may be used to offset future capital gains. This net capital loss carryforward will be reduced by future realized capital gains.

Under current law, the Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If the Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

At December 31, 2012, the Fund had post-enactment and pre-enactment net capital losses as follows:

		Not Subject to Expiration
	Subject to Expiration	Short Term	Long Term	Total
Carryover loss:	$50,145,909	$155,708	$11,556,658	$61,858,275
Expiration dates:
2013	3,265,594
2014	4,213,979
2015	13,096,121
2017	18,907,565
2018	10,662,650

Note 6. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains (losses) under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At June 30, 2013, the following reclassifications were recorded:

Accumulated net realized loss on investments	Distributions in excess of net investment income
($1,802,044)	$1,802,044

The reclassifications primarily relate to permanent differences attributable to amortization methods on fixed income securities. These reclassifications had no effect on net assets or net asset value per share.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

June 30, 2013

(Unaudited)

Note 7. Auction Market Preferred Shares

The Fund’s Charter grants the authority to the Board of Directors to authorize the creation and issuance of one or more series of preferred stock out of the authorized and unissued stock of the Fund. Accordingly, on October 25, 2006, the Fund issued 7,600 shares of Auction Market Preferred Shares (“AMPS”) in two series of 3,800 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the AMPS were recorded as a reduction of paid-in capital on common stock. Dividends on shares of AMPS are cumulative from their date of original issue and payable on each dividend payment date. On March 24, 2009, the Fund redeemed 3,800 shares of its T7 series of AMPS at liquidation value. In 2012, the Fund conducted a tender offer for its outstanding Series TH7 AMPS that expired on June 18, 2012 and accepted for purchase 217 AMPS, as more fully described in Note 8. On December 21, 2012, the Fund redeemed 1,683 AMPS at a redemption price of $25,000 per share plus accrued but unpaid dividends. As of June 30, 2013, there were 1,900 shares of Series TH7 AMPS outstanding.

Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The AMPS are redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to a mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of AMPS have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of AMPS, voting separately as a class, are also entitled to elect two of the Fund’s directors. In addition, the 1940 Act requires that along with any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. Since February 2008, the AMPS market has been ineffective at matching buyers with sellers. This has impacted the Fund’s AMPS. The AMPS dividend rate was reset to the maximum applicable rate. These maximum dividend rates ranged from 1.66% to 1.70% for the six months ended June 30, 2013. A failed auction is not an event of default for the Fund, but it is a liquidity problem for the holders of its AMPS. Dislocations in the auction rate securities markets have triggered numerous failed auctions for many closed-end funds. A failed auction occurs when there are more sellers of AMPS than buyers. It is impossible to predict how long this imbalance will last. A successful auction of the Fund’s AMPS may not occur for a long period of time, if ever. Even if the AMPS market becomes more liquid, the holders of the Fund’s AMPS may not have the amount of liquidity they desire or the ability to sell the AMPS at par.

Note 8. Auction Market Preferred Share Tender Offer

The Fund conducted a tender offer that commenced on May 3, 2012 and expired on June 18, 2012, for up to $47,500,000 of its outstanding AMPS at a price equal to 96% of the per share liquidation preference of $25,000 plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer on June 18, 2012, the Fund accepted 217 AMPS at a price equal to 96% of its liquidation preference of $25,000 per share ($24,000 per share) plus dividends accrued and unpaid through the expiration of the offer. Because the tender offer was less than the AMPS

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

June 30, 2013

(Unaudited)

per share liquidation preference, the tender offer had a positive impact on net asset value in the amount of $217,000, which is reflected in the Statement of Changes in Net Assets for the year 2012.

Note 9. Borrowings

On March 6, 2009, the Fund entered into a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $190,000,000 for the purpose of redeeming shares of preferred stock. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate on the amount borrowed and a percentage rate on the undrawn balance (the commitment fee). The Fund also paid a one time arrangement fee based on a percentage of the total borrowing limit. Total commitment fees paid for the six months ended June 30, 2013 were $179,115 and are included in Borrowing fees and expenses on the Statement of Operations. The Bank has the ability to require repayment of outstanding borrowings under the Facility upon six months notice or following an event of default. For the six months ended June 30, 2013, the average daily borrowings under the Facility and the weighted daily average interest rate were $142,500,000 and 1.13%, respectively. As of June 30, 2013, the amount of such outstanding borrowings was $142,500,000. The interest rate applicable to the borrowing on June 30, 2013 was 1.12%. The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the Rehypothecated Security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. At June 30, 2013, Hypothecated Securities under the Facility had a market value of $320,866,712 and Rehypothecated Securities had a market value of $135,753,751. If at the close of business any day, the value of all outstanding Hypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

Note 10. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.ducfund.com and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to renew the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of auction market preferred shares, borrowings under a credit facility and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Contracts Committee with performance information for the Fund for various periods, measured against two benchmarks: the Lipper General Bond Funds Average (the Fund’s Lipper category) and the Barclays Capital U.S. Aggregate Index (including the U.S. Credit Index which is a subset of the U.S. Aggregate Index). The Contracts Committee noted that the Fund’s performance generally compared favorably with the benchmarks, taking into consideration the Adviser’s explanation that the fixed-income investments comprising the benchmarks include certain higher yielding, lower-quality bonds in which the Fund is not permitted to invest.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper Inc. (“Lipper”), an independent provider of investment company data, to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other bond funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Lipper expense group; and (ii) the actual management fee rate was higher than the median of its Lipper expense group on the basis of assets attributable to common stock, but lower than the median of its Lipper expense group on a total asset basis.

The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to the fees it charges to investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate ranks slightly above the median. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending

April 30, 2014. On February 19, 2013, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2014.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting policies and procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting policies and procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.ducfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.ducfund.com.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on May 9, 2013. The following is a description of the matter voted upon at the meeting and the number of votes cast on the matter:

	Shares Voted For	Shares Withheld
1. To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
Robert J. Genetski (2016)	23,321,963	608,247
Philip R. McLoughlin (2016)	23,345,571	584,639
Nathan I. Partain (2016)	23,384,505	545,705

Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Nancy Lampton, Geraldine M. McNamara, Eileen A. Moran, Christian H. Poindexter, Carl F. Pollard, and David J. Vitale.

ITEM 2.	CODE OF ETHICS.

Not applicable to semi-annual reports.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to semi-annual reports.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to semi-annual reports.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to semi-annual reports.

ITEM 6.	INVESTMENTS

A schedule of investments is included as part of the report to shareholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to semi-annual reports.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 3, 2013) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer
Date	August 20, 2013

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)
Date	August 20, 2013